Exhibit 99.3

April 2012

QUARTERLY FINANCIAL SUPPLEMENT

Investment Community Member:

To assist in your financial analysis, the following supplement of most requested information concerning Fifth Third Bancorp is provided.

Numbers are unaudited for quarterly information.

If you need further information, please fax or e-mail your request to Fifth Third’s Investor Relations Department at (513) 534-3945 or IR@53.com

Jim Eglseder	Rich Rosen
VP / Investor Relations	VP / Investor Relations
(513) 534-8424	(513) 534-3307

Quarterly Data

	Three Months Ended
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010
Ratios (percent)
Return on assets	1.49	1.08	1.34	1.22	0.97	1.18	0.84	0.68
Return on average common equity	13.1	9.5	11.9	11.0	3.1	10.4	6.8	5.2
Average equity as a percent of average assets	11.49	11.41	11.33	11.12	11.77	12.52	12.38	12.04
Net interest margin (a)	3.61	3.67	3.65	3.62	3.71	3.75	3.70	3.57
Efficiency (a)	58.3	67.5	60.4	59.1	62.5	62.6	56.2	62.1
Net losses charged off as a percent of average loans and leases	1.08	1.19	1.32	1.56	1.92	1.86	4.95	2.26
Allowance for loan and lease losses as a percent of loans and leases	2.59	2.78	3.08	3.35	3.62	3.88	4.20	4.85
Allowance for credit losses as a percent of loans and leases	2.81	3.01	3.32	3.61	3.89	4.17	4.51	5.18
Nonperforming assets as a percent of loans, leases and other assets, including OREO (b)	2.03	2.23	2.44	2.66	2.73	2.79	2.72	3.87
Allowance for loan and lease losses as a percent of nonperforming assets (b)	127	124	125	125	132	138	153	124
Allowance for credit losses as a percent of nonperforming assets (b)	138	134	135	135	142	149	165	133
Common Share Data
Earnings per share	$0.46	$0.33	$0.41	$0.36	$0.10	$0.34	$0.22	$0.16
Earnings per diluted share	$0.45	$0.33	$0.40	$0.35	$0.10	$0.33	$0.22	$0.16
Cash dividends per common share	0.08	0.08	0.08	0.06	0.06	0.01	0.01	0.01
Book value per share	14.30	13.92	13.73	13.23	12.80	13.06	12.86	12.65
Common shares outstanding, excluding treasury	920,056,340	919,804,436	919,778,512	919,818,137	918,728,008	796,272,522	796,283,198	796,319,712
Market price per share:
High	$14.73	$13.08	$13.09	$14.15	$15.75	$15.11	$13.81	$15.95
Low	12.78	9.60	9.13	11.88	13.25	11.71	10.64	12.00
End of period	14.04	12.72	10.10	12.75	13.89	14.68	12.03	12.29
Supplemental Data
Common dividends declared ($ in millions)	$74	$74	$74	$55	$55	$8	$8	$8
Full-time equivalent employees	21,206	21,334	21,172	20,953	20,837	20,838	20,667	20,479
Banking centers	1,315	1,316	1,314	1,316	1,310	1,312	1,309	1,309
ATMs	2,404	2,425	2,437	2,456	2,453	2,445	2,390	2,362

(a)	Presented on a fully taxable equivalent basis (FTE).
(b)	Excludes nonperforming assets held for sale.

Quarterly Data

	Three Months Ended
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010
Income Statement ($ in millions)
Interest income (FTE)	$1,045	$1,061	$1,059	$1,050	$1,065	$1,109	$1,130	$1,121
Interest expense	142	141	157	181	181	190	214	234

Net interest income (FTE)	903	920	902	869	884	919	916	887
Provision for loan and lease losses	91	55	87	113	168	166	457	325
Noninterest income:
Service charges on deposits	129	136	134	126	124	140	143	149
Investment advisory revenue	96	90	92	95	98	93	90	87
Corporate banking revenue	97	82	87	95	86	103	86	93
Mortgage banking net revenue	204	156	178	162	102	149	232	114
Card and processing revenue	59	60	78	89	80	81	77	84
Other noninterest income	175	24	64	83	81	55	195	85
Securities gains, net	9	5	26	6	8	21	4	8
Securities gains, net - non-qualifying hedges on mortgage servicing rights	—	(3)	6	—	5	14	—	—

Total noninterest income	769	550	665	656	584	656	827	620
Noninterest expense:
Salaries, wages and incentives	399	393	369	365	351	385	360	356
Employee benefits	112	84	70	79	97	73	82	73
Net occupancy expense	77	79	75	75	77	76	72	73
Technology and communications	47	48	48	48	45	52	48	45
Equipment expense	27	27	28	28	29	32	30	31
Card and processing expense	30	28	34	29	29	26	26	31
Other noninterest expense	281	334	322	277	290	343	361	326

Total noninterest expense	973	993	946	901	918	987	979	935

Income before income taxes (FTE)	608	422	534	511	382	422	307	247
Taxable equivalent adjustment	5	4	4	5	5	5	4	5

Income before income taxes	603	418	530	506	377	417	303	242
Applicable income tax	173	104	149	169	112	83	65	50

Net income	$430	$314	$381	$337	$265	$334	$238	$192
Less: Net income attributable to noncontrolling interests	—	—	—	—	—	1	—	—

Net income attributable to Bancorp	$430	$314	$381	$337	$265	$333	$238	$192
Dividends on preferred stock	9	9	8	9	177	63	63	62

Net income available to common shareholders	$421	$305	$373	$328	$88	$270	$175	$130

Regulatory Capital Data ($ in millions) (a)
Tier I capital	$12,860	$12,503	$12,266	$11,972	$12,129	$13,965	$13,698	$13,462
Tier II capital	4,076	4,382	4,397	4,112	4,046	4,213	4,379	4,279

Total risk-based capital	$19,936	$16,885	$16,663	$16,084	$16,175	$18,178	$18,077	$17,741

Risk-weighted assets	$105,451	$104,945	$102,562	$100,320	$99,392	$100,561	$98,904	$98,604

Tier I capital ratio	12.19%	11.91%	11.96%	11.93%	12.20%	13.89%	13.85%	13.65%
Total risk-based capital ratio	16.06%	16.09%	16.25%	16.03%	16.27%	18.08%	18.28%	17.99%
Tier I leverage ratio	11.31%	11.10%	11.08%	11.03%	11.21%	12.79%	12.54%	12.24%
Tier I common equity ratio	9.64%	9.35%	9.33%	9.20%	8.99%	7.48%	7.34%	7.17%

(a) Current period regulatory capital data and ratios are estimated.

Quarterly Data

	As of
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010
Balance Sheet ($ in millions, except share data)
Assets
Cash and due from banks	$2,235	$2,663	$2,348	$2,380	$2,121	$2,159	$2,215	$2,216
Available-for-sale and other securities	16,093	15,362	16,227	15,502	15,135	15,414	15,975	16,021
Held-to-maturity securities	321	322	337	344	346	353	354	354
Trading securities	195	177	189	217	216	294	320	270
Other short-term investments	1,628	1,781	2,028	1,370	2,481	1,515	3,271	4,322

Total cash and securities	20,472	20,305	21,129	19,813	20,299	19,735	22,135	23,183
Loans held for sale	1,584	2,954	1,840	1,185	1,291	2,216	2,733	2,150
Portfolio loans and leases	82,113	81,018	79,216	77,967	77,465	77,491	76,009	76,232

Total loans and leases	83,697	83,972	81,056	79,152	78,756	79,707	78,742	78,382
Allowance for loan and lease losses	(2,126)	(2,255)	(2,439)	(2,614)	(2,805)	(3,004)	(3,194)	(3,693)
Bank premises and equipment	2,485	2,447	2,410	2,395	2,389	2,389	2,377	2,374
Operating lease equipment	495	497	462	492	513	479	470	489
Goodwill	2,417	2,417	2,417	2,417	2,417	2,417	2,417	2,417
Intangible assets	36	40	45	49	55	62	72	83
Servicing rights	767	681	662	847	894	822	599	646
Other real estate owned	383	429	447	488	514	506	504	454
Other assets	8,121	8,434	8,716	7,766	7,453	7,894	8,200	7,690

Total assets	$116,747	$116,967	$114,905	$110,805	$110,485	$111,007	$112,322	$112,025

Liabilities
Deposits:
Demand	$26,385	$27,600	$24,547	$22,589	$22,066	$21,413	$20,109	$19,256
Interest checking	23,971	20,392	18,616	18,072	18,597	18,560	17,225	17,759
Savings	22,245	21,756	21,673	21,764	21,697	20,903	20,260	19,646
Money market	4,275	4,989	5,448	4,859	5,184	5,035	5,064	4,666
Foreign office	1,251	3,250	3,139	3,271	3,569	3,721	3,807	3,430
Other time	4,446	4,638	5,439	6,399	7,043	7,728	9,379	10,966
Certificates - $100,000 and over	3,162	3,039	3,092	3,642	4,160	4,287	5,515	6,389
Other foreign office	56	46	93	2	1	1	3	3

Total deposits	85,791	85,710	82,047	80,598	82,317	81,648	81,362	82,115
Federal funds purchased	319	346	427	403	332	279	368	240
Other short-term borrowings	2,877	3,239	4,894	2,702	1,297	1,574	1,775	1,556
Other liabilities	4,502	4,739	4,679	4,349	3,792	3,868	3,951	3,424
Long-term debt	9,648	9,682	9,800	10,152	10,555	9,558	10,953	10,989

Total liabilities	103,137	103,716	101,847	98,204	98,293	96,927	98,409	98,324

Equity
Common and preferred equity	13,154	12,795	12,552	12,242	12,025	13,867	13,584	13,395
Net unrealized gains (losses):
Available-for-sale securities	477	484	519	397	277	321	434	432
Qualifying cash flow hedges	84	81	91	68	58	67	73	84
Accumulated other comprehensive income related to employee benefit plans	(93)	(95)	(68)	(69)	(72)	(74)	(75)	(76)
Treasury stock, at cost	(62)	(64)	(65)	(66)	(125)	(130)	(132)	(134)

Total Bancorp shareholders’ equity	13,560	13,201	13,029	12,572	12,163	14,051	13,884	13,701
Noncontrolling interest	50	50	29	29	29	29	29	—

Total equity	13,610	13,251	13,058	12,601	12,192	14,080	13,913	13,701

Total liabilities and equity	$116,747	$116,967	$114,905	$110,805	$110,485	$111,007	$112,322	$112,025

Share Data
Preferred shares outstanding	16,450	16,450	16,450	16,450	16,450	16,451	16,451	16,451
Common shares outstanding, excluding treasury	920,056,340	919,804,436	919,778,512	919,818,137	918,728,008	796,272,522	796,283,198	796,319,712
Treasury shares held	3,836,240	4,088,144	4,114,068	4,074,443	5,164,573	5,231,665	5,220,989	5,184,475

Quarterly Data

	Three Months Ended
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010
Average Balance Sheet ($ in millions, except share data)
Assets
Interest-earning assets:
Loans and leases	$83,757	$82,278	$80,013	$79,153	$79,379	$79,148	$78,854	$78,807
Taxable securities	15,313	15,270	15,790	15,115	15,156	15,367	15,580	16,263
Tax exempt securities	59	58	64	96	197	268	273	343
Other short-term investments	1,363	1,915	2,288	1,981	1,937	2,431	3,456	4,285

Total interest-earning assets	100,492	99,521	98,155	96,345	96,669	97,214	98,163	99,698
Cash and due from banks	2,345	2,418	2,362	2,356	2,268	2,284	2,283	2,163
Other assets	15,734	15,758	15,381	15,298	14,897	15,449	15,088	14,550
Allowance for loan and lease losses	(2,246)	(2,429)	(2,603)	(2,799)	(2,990)	(3,089)	(3,680)	(3,798)

Total assets	$116,325	$115,268	$113,295	$111,200	$110,844	$111,858	$111,854	$112,613

Liabilities
Interest-bearing liabilities:
Interest checking	$22,308	$19,263	$18,322	$18,701	$18,539	$17,578	$17,142	$18,652
Savings	21,944	21,715	21,747	21,817	21,324	20,602	19,905	19,446
Money market	4,543	5,255	5,213	5,009	5,136	4,985	4,940	4,679
Foreign office	2,277	3,325	3,255	3,805	3,580	3,733	3,592	3,325
Other time	4,551	4,960	6,008	6,738	7,363	8,490	10,261	11,336
Certificates - $100,000 and over	3,178	3,085	3,376	3,955	4,226	4,858	6,096	6,354
Other foreign office	19	16	7	2	1	9	4	5
Federal funds purchased	370	348	376	344	310	376	302	264
Other short-term borrowings	3,261	3,793	4,033	1,605	1,638	1,728	1,880	1,478
Long-term debt	9,768	9,707	10,136	10,527	10,255	10,298	10,954	10,876

Total interest-bearing liabilities	72,219	71,467	72,473	72,503	72,372	72,657	75,076	76,415
Demand deposits	26,063	26,069	23,677	22,174	21,582	21,066	19,362	19,406
Other liabilities	4,627	4,536	4,275	4,129	3,809	4,099	3,544	3,229

Total liabilities	102,909	102,072	100,425	98,806	97,763	97,822	97,982	99,050
Equity	13,416	13,196	12,870	12,394	13,081	14,036	13,872	13,563

Total liabilities and equity	$116,325	$115,268	$113,295	$111,200	$110,844	$111,858	$111,854	$112,613

Average loans and leases (excluding held for sale)	$81,500	$79,914	$78,620	$77,937	$77,636	$76,236	$76,617	$76,973
Average common shares outstanding:
Basic	915,225,816	914,996,543	914,946,545	914,600,600	880,829,800	791,072,308	791,016,740	790,838,716
Diluted	957,415,527	956,348,893	955,490,439	955,477,616	894,841,321	836,224,575	797,492,107	802,254,854

Quarterly Data

	Three Months Ended
	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010
(net of unearned discount)
End of Period Loans and Leases ($ in millions)
Commercial:
Commercial and industrial loans	$32,203	$30,828	$29,324	$28,155	$27,431	$27,275	$26,502	$26,011
Commercial mortgage	9,976	10,214	10,435	10,331	10,617	10,992	11,333	11,569
Commercial construction	916	1,037	1,239	1,805	2,020	2,111	2,500	3,042
Commercial leases	3,512	3,531	3,368	3,326	3,367	3,378	3,304	3,271

Subtotal - commercial	46,607	45,610	44,366	43,617	43,435	43,756	43,639	43,893
Consumer:
Residential mortgage	12,523	13,474	11,878	10,838	10,556	10,857	9,989	9,672
Home equity	10,493	10,719	10,920	11,048	11,222	11,513	11,774	11,987
Automobile loans	11,832	11,827	11,593	11,315	11,129	10,983	10,738	10,285
Credit card	1,896	1,978	1,878	1,856	1,821	1,896	1,832	1,841
Other consumer loans and leases	346	364	421	478	593	702	770	704

Subtotal - consumer	37,090	38,362	36,690	35,535	35,321	35,951	35,103	34,489

Total loans and leases	$83,697	$83,972	$81,056	$79,152	$78,756	$79,707	$78,742	$78,382

(net of unearned discount)
Average Loans and Leases ($ in millions)
Commercial:
Commercial and industrial loans	$31,421	$29,954	$28,824	$27,970	$27,404	$26,509	$26,348	$26,179
Commercial mortgage	10,077	10,350	10,140	10,491	10,816	11,276	11,462	11,772
Commercial construction	1,008	1,155	1,777	1,950	2,085	2,289	2,955	3,258
Commercial leases	3,543	3,352	3,300	3,349	3,364	3,314	3,257	3,336

Subtotal - commercial	46,049	44,811	44,041	43,760	43,669	43,388	44,022	44,545
Consumer:
Residential mortgage	12,928	12,638	11,224	10,655	10,736	10,693	9,897	9,390
Home equity	10,606	10,810	10,985	11,144	11,376	11,655	11,897	12,102
Automobile loans	11,882	11,696	11,445	11,188	11,070	10,825	10,517	10,170
Credit card	1,926	1,906	1,864	1,834	1,852	1,844	1,838	1,859
Other consumer loans and leases	366	417	454	572	676	743	683	741

Subtotal - consumer	37,708	37,467	35,972	35,393	35,710	35,760	34,832	34,262

Total average loans and leases	$83,757	$82,278	$80,013	$79,153	$79,379	$79,148	$78,854	$78,807

Asset Quality ($ in millions)
Nonaccrual portfolio loans and leases	$994	$1,058	$1,134	$1,240	$1,287	$1,333	$1,378	$2,236
Nonaccrual loans held for sale	110	131	171	147	184	247	680	163
Restructured loans - commercial (non accrual) held for sale	7	7	26	29	32	47	19	4
Restructured loans and leases (non accrual) portfolio	358	380	404	399	358	347	206	294
Other assets, including other real estate owned	321	378	406	449	481	494	498	439

Total nonperforming assets	$1,790	$1,954	$2,141	$2,264	$2,342	$2,468	$2,781	$3,136

Ninety days past due loans and leases	$216	$200	$274	$279	$266	$274	$317	$397

(non-accrual plus renegotiated)
Nonperforming Loans ($ in millions)
Commercial and industrial loans and leases	$453	$499	$646	$684	$652	$753	$769	$800
Commercial mortgage	404	421	513	558	559	581	820	878
Commercial construction loans	131	139	194	187	208	258	371	469
Consumer mortgage and construction	265	275	276	272	261	268	208	435
Other consumer loans and leases	99	104	108	114	181	114	115	115

Total nonperforming loans and leases (including held for sale)	$1,352	$1,438	$1,737	$1,815	$1,861	$1,974	$2,283	$2,697

Credit Charge-Offs ($ in millions)
Gross charge-offs	$(253)	$(280)	$(294)	$(343)	$(397)	$(399)	$(992)	$(472)
Recoveries	33	41	32	39	30	43	36	38

Net losses charged off	$(220)	$(239)	$(262)	$(304)	$(367)	$(356)	$(956)	$(434)